PAGE 1
EXHIBIT 23--CONSENT OF INDEPENDENT AUDITORS

ARCHER DANIELS MIDLAND COMPANY AND SUBSIDIARIES

June 30, 1994

We consent to the incorporation by reference in this Annual
Report (Form 10-K) of Archer Daniels Midland Company of our report dated July 28, 1994 included in the 1994 Annual Report to Shareholders of Archer Daniels Midland Company.

Our audits also included in the financial statement schedules of Archer Daniels Midland Company listed in Item 14(a). These schedules are the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedules referred to above, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

We also consent to the incorporation by reference in the following Registration Statements of our report dated July 28, 1994 with respect to the consolidated financial statements incorporated herein by reference, and our report with which the date is September 27, 1994, included in the preceding paragraph with respect to the financial statement schedules included in this Annual Report (Form 10-K) of Archer Daniels Midland
Company:

 Registration Statement No. 2-91811 on Form S-8 dated June 22,
 1984 (definitive Prospectus dated July 16, 1984) relating to the Archer Daniels Midland Company 1982 Incentive Stock
 Option Plan.

 Registration Statement No. 33-27331 on Form S-8 dated
 February 27, 1989 relating to the Archer Daniels Midland
 Company Savings and Investment Plan for Hourly Employees.

 Registration Statement No. 33-30403 on Form S-3 dated August
 9, 1989 (definitive Prospectus dated August 21, 1989) relating to secondary offering of the Common Stock of Archer
 Daniels Midland Company.

 Registration Statement No. 33-31595 on Form S-3 dated October
 16, (definitive Prospectus dated October 25, 1989) relating to secondary offering of the Common Stock of Archer Daniels
 Midland Company.

 Registration Statement No. 33-32425 on Form S-3 dated
 December 6, 1989 (definitive Prospectus dated December 20,
 1989) relating to secondary offering of the Common Stock of Archer Daniels Midland Company.

 Registration Statement No. 33-36238 on Form S-3 dated August 6, 1990 as amended by the Prospectus Supplement and Post-Effective Amendent No. 1 dated August 14, 1990 and Post-Effective Amendment No. 2 dated August 17, 1990 (definitive Prospectus dated August 14, 1990) relating to secondary offering of the Common Stock of Archer Daniels Midland Company.

 Registration Statement No. 33-37116 on Form S-3 dated October
 4, 1990 (definitive Prospectus dated October 10, 1990) relating to secondary offering of the Common Stock of Archer
 Daniels Midland Company.

 Registration Statement No. 33-42308 on Form S-3 dated August
 19, 1991 (definitive Prospectus dated August 20, 1991) relating to secondary offering of the Common Stock of Archer
 Daniels Midland Company.

 Registration Statement No. 33-46432 on Form S-3 dated March
 19, 1992 (definitive Prospectus dated March 24, 1992) relating to secondary offering of the Common Stock of Archer
 Daniels Midland Company.

 Registration Statement No. 33-47183 on Form S-3 dated April
 15, 1992 (definitive Prospectus dated April 22, 1992) relating to secondary offering of the Common Stock of Archer
 Daniels Midland Company.

 Registration Statement No. 33-49055 on Form S-3 dated
 September 23, 1992 (definitive Prospectus dated October 4,
 1992) relating to secondary offering of the Common Stock of Archer Daniels Midland Company.

 Registration Statement No. 33-49409 on Form S-8 dated March
 15, 1993 relating to the Archer Daniels Midland 1991
 Incentive Stock Option Plan and Archer Daniels Midland
 Company Savings and Investment Plan.

 Registration Statement No. 33-50879 on Form S-3 dated
 November 1, 1993 relating to Debt Securities and Warrants to purchase Debt Securities of Archer Daniels Midland Company.




                                        ERNST & YOUNG LLP


Minneapolis, Minnesota
September 27, 1994
1